                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 8, 2002
                                                --------------------------------

                            PSF GROUP HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                        333-64180                        43-1818535
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(State or other jurisdiction    (Commission                    (IRS Employer
    of incorporation)           File Number)                 Identification No.)

423 West 8th Street, Suite 200, Kansas City, Missouri             64105
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code     (816) 472-7675
                                                  ------------------------------

                                      None
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On August 8, 2002, PSF Group Holdings, Inc. issued an earnings release announcing results for the first quarter of fiscal 2003.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

            Number            Description
            ------            -----------

            99.1              Press  Release issued August 8, 2002 by
                              PSF Group Holdings, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PSF GROUP HOLDINGS, INC.
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                                                  (Registrant)

DATE: August 13, 2002                    /s/ Dennis D. Rippe
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                                         Dennis D. Rippe
                                         Vice President and Controller

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